                                                                    EXHIBIT 99.6

================================================================================


               AMENDED AND RESTATED ASSIGNMENT OF LEASES AND RENTS

                                      from

                       VENTAS REALTY, LIMITED PARTNERSHIP,

                                    Assignor

                                       to

                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

                                    Assignee

                           Dated: As of April 17, 2002

                   PREPARED BY AND UPON RECORDATION RETURN TO:

                             MOORE & VAN ALLEN, PLLC
                        100 North Tryon Street, Floor 47
                      Charlotte, North Carolina 28202-4003
                     Attention: Edward S. Booher, Jr., Esq.


================================================================================

               AMENDED AND RESTATED ASSIGNMENT OF LEASES AND RENTS
               ---------------------------------------------------

         Amended and Restated Assignment of Leases and Rents (this "Assignment"), dated as of April 17, 2002, from VENTAS REALTY, LIMITED
 ----------
PARTNERSHIP, a Delaware limited partnership having its principal office at 4360 Brownsboro Road, Suite 115, Jefferson County, Louisville, Kentucky 40207-1642, as assignor hereunder ("Assignor"), to BANK OF AMERICA, N.A., a national banking
                        --------
association, having an office at Agency Management, 1455 Market Street, 5th Floor, Mail Code: CA5-701-15-19, San Francisco, California 94103, as Administrative Agent for the Lenders (as hereinafter defined) party to the Credit Agreement (as hereinafter defined) ("Assignee").
                                            --------

         WHEREAS, Assignor previously executed and delivered that certain Assignment of Leases and Rents dated as of January 31, 2000, by and between Assignor, as assignor thereunder, and Bank of America, N.A., as assignee thereunder, recorded in the official records of Marion County, Indiana, as Instrument No. 2000-0038832 (the "Original Assignment");
                                  -------------------

         WHEREAS, the Assignor is the owner of the fee simple interest in the real property described on Schedule A attached hereto and incorporated herein by
                           ----------
reference;

         WHEREAS, in connection with that certain credit facility in the amount of $350 million (the "Credit Facility") established in favor of Assignor
                      ---------------
pursuant to the terms of that certain Second Amended and Restated Credit, Security and Guaranty Agreement dated as of April 17, 2002 (as amended, modified, increased, extended, renewed or replaced from time to time, the "Credit Agreement") among Assignor, as borrower thereunder, Ventas, Inc.,
 ----------------
certain subsidiaries of Assignor, as guarantors, the Lenders identified therein (the "Lenders"), Bank of America, N.A., as issuing bank for the letter of credit
      -------
thereunder, Administrative Agent and UBS Warburg, as Syndication Agent, Assignor has refinanced the debt obligations secured by the Original Assignment. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement; and

         WHEREAS, the Lenders agreed to make the requested Credit Facility available to the Assignor provided that, among other things, the Assignor amends and restates the Original Assignment and Assignor and Administrative Agent have agreed to amend and restate the Original Assignment in its entirety.

         NOW THEREFORE, in consideration of the premises herein stated and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Administrative Agent agree that, effective as of the date hereof, the terms of the Original Assignment are hereby amended and restated in their entirety as follows:

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, in this Assignment, any reference to "Secured Indebtedness"
                                                        --------------------
shall mean the total indebtedness and liabilities to be secured by this Assignment consisting of the sum of the following:

                  (i) the aggregate principal of all Loans and other advances made and to be made by the Lenders under the Credit Agreement, the outstanding amount of which shall not exceed Three Hundred Fifty Million Dollars ($350,000,000) at any time, as the same may be increased to Four Hundred Fifty Million Dollars ($450,000,000) per the terms of the Credit Agreement; plus
                                        ----

                  (ii) interest on the principal amount of all Loans made and to be made by the Lenders under the Credit Agreement, as provided in the Credit Agreement; plus
                                  ----

                  (iii) all other amounts payable under the Credit Agreement, the Mortgage and any other Fundamental Document (as such term is defined in the Credit Agreement) which relate to the Credit Agreement, or any of the security therefor, in each case as the same may be amended, amended and restated, modified or supplemented from time to time (including advances to protect the collateral and all costs of enforcement), or as the maturities thereof may be extended or renewed from time to time; plus
                            ----

                  (iv) any and all Hedging Obligations (as defined in the Credit Agreement) payable by Assignor to the Hedging Banks (as defined in the Credit Agreement) or any amounts payable to Bank of America, N.A. or any other Lender in connection with any bank account maintained by the Borrower or any other Credit Party (as defined in the Credit Agreement) at Bank of America, N.A. or any other Lender or any other banking services provided to the Borrower or any other Credit Party by Bank of America, N.A., Morgan Guaranty Trust Company of New York or any other Lender with respect to, or in any way related to, any of the Fundamental Documents; plus
                                ----

                  (v) any other Obligations (as defined in the Credit Agreement) of the Borrower.

         WHEREAS, in furtherance of the foregoing, Assignor has executed and delivered to Assignee an Amended and Restated Mortgage and Security Agreement, dated of even date herewith (the "Mortgage") on inter alia, all of Assignor's
                                  --------      ----------
right, title and interest in and to the land more particularly described in Schedule A attached hereto and made a part hereof (the
----------

"Land") and any and all buildings and improvements now or hereafter located or
 ----
erected on the Land (collectively, the "Improvements"). The Land and the
                                        ------------
Improvements, together with certain other properties and rights described in the Mortgage, are hereinafter referred to collectively as the "Mortgaged
                                                           ---------
Property".
--------

         WHEREAS, the Lenders require that the Assignor execute and deliver this Assignment to further secure the prompt and punctual payment of the Secured Indebtedness. Accordingly, Assignor has duly authorized the execution and delivery of this Assignment, and all actions required by law and all actions of Assignor required therefor have been duly taken.

         NOW THEREFORE, in consideration of the foregoing and in consideration of good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which is hereby acknowledged, and in order to further secure the prompt and punctual payment of the Secured Indebtedness and the performance of the Assignor of the covenants and agreements contained in the Credit Agreement, the Mortgage and the other Fundamental Documents, Assignor by these presents does hereby unconditionally, absolutely and presently bargain, sell, assign and set over unto Assignee all right, title and interest of Assignor in and to any and all existing or future leases, lettings, tenancies, subleases, franchises, concessions, or any other agreements which may now or hereafter be entered into in respect of the Mortgaged Property, or upon or covering use or occupancy of all or any part of the Mortgaged Property as the same may be hereafter amended, modified, restated, extended, renewed, replaced or consolidated and any and all guaranties of any lessee's obligations under any provisions thereof and all rights relating thereto and under any and all extensions and renewals thereof (any such leases or lease agreements and tenancies being hereinafter referred to individually as a "Lease" and collectively as "Leases" and any lessee thereunder
                   -----                       ------
is hereinafter referred to individually as a "Lessee" and collectively as "Lessees");
 -------

         TOGETHER with the immediate and continuing right to collect and receive all the rents, income, receipts, revenues and other benefits, issues and profits and all cash collateral now due or which may become due or to which Assignor may now or shall hereafter (including the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Premises or any part thereof, including, but not by way of limitation: minimum rents, additional rents, percentage rents, parking income, tax and insurance contributions, deficiency rents and liquidated damages following default, the premium payable by any Lessee upon the exercise of a cancellation privilege provided in any Lease, all income from any licenses, franchises or any other agreements and all proceeds payable under any condemnation awards or settlements, policies of insurance or settlements thereof covering loss of rents resulting from untenantability caused by destruction or damage to the Mortgaged Property or any part thereof together with any and all rights and claims of any kind which Assignor may have against any Lessee or any subtenants or occupants of the Mortgaged Property, additional charges, royalties, insurance proceeds, condemnation awards and other payments, tenders and security deposits payable to or receivable by Assignor under the Leases, all damages or other amounts payable in the event of any expiration or termination of the Leases pursuant to the terms thereof, by operation of law or otherwise, any indemnification against or reimbursement for sums paid and costs and expenses incurred by Assignor under the Leases or otherwise, and any awards in the event of the bankruptcy of any tenant or guarantor of a Lease (all such moneys, rights and claims described in this paragraph being called "Rents").
                        -----

         TOGETHER with all claims, rights, powers, privileges and remedies of Assignor, whether provided for in the Leases or arising by statute or at law or in equity or otherwise, consequent on any failure on the part of any tenant to perform or comply with any terms of the Leases; all rights to take all action upon the happening of a default under the Leases as shall be permitted by the Leases or by law, including without limitation, the commencement, conduct and consummation of proceedings at law or in equity; and the full power and authority, in the name of Assignor or otherwise, to enforce, collect, receive and receipt for any and all of the foregoing and to do any and all other acts and things whatsoever which Assignor or any landlord is or may be entitled to do under the Leases.

         TO HAVE AND TO HOLD unto the Assignee, its successors and assigns, forever.

         This Assignment is intended to be an absolute assignment from Assignor to Assignee and not merely the passing of a security interest, Assignor reserving, however, a license to collect, except as hereinafter provided, the Rents, as they respectively become due, but not more than one month in advance of the date said rent is due per the terms of the applicable lease, and to enforce the Leases, so long as no Event of Default (as such is defined in the Credit Agreement) shall have occurred. Said license shall terminate and be revoked automatically upon the occurrence of an Event of Default and all Rents and other sums then held or thereafter received by Assignor from the ownership and operation of the Mortgaged Property shall be held by Assignor in trust for the benefit of Assignee and Assignor shall forthwith remit same in their entirety to Assignee or its designee and Assignee (or a Receiver appointed pursuant to the provisions of Paragraph 8 of this Assignment) may to the fullest extent permitted by the Leases: (i) exercise any of Assignor's rights under the Leases; (ii) enforce the Leases; (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Rents, and for all other payments that may then be or may thereafter become due, owing or payable with respect to the Leases; and (iv) generally, do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases, as fully as allowed or authorized by this Assignment. Upon the occurrence of such Event of Default Assignee shall not be required to take any action whatsoever, including, without limitation, instituting legal proceedings of any kind, to terminate Assignor's license to collect Rents or enforce any of the other provisions or remedies contained in the Assignment.

         Assignor hereby covenants and agrees as follows:

         1.       Definitions.  In this Assignment, all words and terms not
                  -----------
defined herein shall have the respective meanings set forth in the Credit Agreement.

         2.       Intentionally Omitted.
                  ---------------------

         3.       Rights and Remedies. Assignor agrees that upon the occurrence
                  -------------------
of an Event of Default, the license reserved herein by Assignor shall cease and terminate, and Assignee is hereby authorized to enter and take possession of the Mortgaged Property, or any part thereof, and to perform all acts necessary for the operations and maintenance of the Mortgaged Property in the same manner and to the same extent that Assignor might reasonably so act. It is the intention of the parties that Assignee's right to collect the Rents due and owing may be exercised without electing to exercise Assignee's right to enter, take over and assume the management, operation and maintenance of the Mortgaged Property. In furtherance thereof and not by way of limitation, Assignee is empowered, but shall be under no obligation, to collect the Rents, to enforce payment thereof and the performance of any and all other terms and provisions of the Leases, to exercise all the rights and privileges of Assignor thereunder, including the right to fix or modify Rents, to bring or defend any suits in connection with the possession of the Mortgaged Property or any part thereof in its own name or Assignor's name, to relet the Mortgaged Property or any part thereof and to collect the Rents under any new Lease. Assignee shall from time to time apply the net amount of income after payment of all proper costs and charges, including loss or damage referred to hereinafter in Paragraph 7, and reasonable attorneys' fees, costs, expenses and charges through all appeals to the Secured Indebtedness. The manner of the application of such net income, the reasonableness of the costs and charges to which such net income is applied and the item or items which shall be credited thereby shall be within the sole and uncontrolled discretion of Assignee. Such entry and taking possession of the Mortgaged Property, or any part thereof, may be made by actual entry and possession, or by written notice to Assignor, as Assignee may elect, and no further authorization shall be required. Assignee shall only be accountable for money actually received by it pursuant to this Assignment. Notwithstanding any action taken by Assignee pursuant to this Paragraph 3 or otherwise in this Assignment, neither the assignment made pursuant hereto or any such action shall constitute Assignee as a "mortgagee in possession."

         4. Termination of Assignment. Upon payment to Assignee of the full
            -------------------------
amount of the Secured Indebtedness, as evidenced by a recorded satisfaction or release of the Mortgage, or otherwise upon the release of the Mortgage in accordance with its terms or the requirements of the Credit Agreement, this Assignment shall be void and of no effect.

         5. Consent to Payment of Rents. Assignor irrevocably consents that the
            ---------------------------
Lessees, upon demand and notice from Assignee of an Event of Default, shall pay the Rents to Assignee without liability of the Lessees for the determination of the actual existence of any such Event of Default claimed by Assignee. Assignor hereby irrevocably authorizes and directs the Lessees, upon receipt of any notice from Assignee of an Event of Default, to pay to the Assignee the Rents due and to become due under the Leases. Assignor agrees that the Lessees shall have the right to rely upon any such notices of Assignee and that the Lessees shall pay such Rents to Assignee, without any obligation and without any right to inquire as to whether such Event of Default actually exists, notwithstanding any claim of Assignor to the contrary. Assignor shall have no claim against any Lessee for any Rents paid by any Lessee to Assignee. Upon the curing of the Event of Default, Assignee shall give written notice thereof to Lessees, and thereafter, until further notice from Assignee, Lessees shall pay the Rents to Assignor.

         6. Right to Further Assignment. Assignee shall have the right to assign
            ---------------------------
Assignor's right, title, and interest in the Leases to any subsequent holder of the Mortgage and to any person acquiring title to the Mortgaged Property through foreclosure or otherwise. The receipt by Assignee of any Rents pursuant to this Assignment after the institution of foreclosure proceedings under the Mortgage shall not cure such default nor affect such proceedings or any sale pursuant thereto. After Assignor shall have been barred and foreclosed of all right, title, interest, and equity of redemption in the Mortgaged Property, no assignee of Assignor's interest in the Leases shall be liable to account to Assignor for the Rents thereafter accruing.

         7. Indemnity. Assignor hereby agrees to indemnify and hold Assignee
            ---------
harmless from and against any and all costs and expenses, liability, loss, or damage (including, without limitation reasonable attorneys' fees, costs, expenses and charges through all appeals but excluding any such costs and expenses, liability, loss or damage to the extent incurred (x) by reason of the gross negligence or willful misconduct, as determined by a final order or judgment of a court of competent jurisdiction, of Assignee, or (y) in any litigation in which Assignee and Assignor are adverse to each other, and in which the Assignor prevails on its claims and the Assignee does not prevail on its defenses or its counterclaims interposed in such litigation) which Assignee may incur (a) under any of the Leases, (b) by reason of this Assignment, (c) arising from any action taken by Assignee pursuant to this Assignment, (d) as a result of any claims or demands which may be asserted against Assignee by reason of any alleged obligation or undertaking to be performed or discharged by Assignee under any of the Leases or this

Assignment, or (e) the enforcement (or attempted enforcement) of this indemnity. Nothing herein contained shall be construed to bind Assignee to the performance of any of the terms and provisions contained in any of the Leases, or otherwise to impose any obligation on Assignee until such time as Assignee shall have succeeded to the interests of Assignor under the Leases through foreclosure of the Mortgage, the acceptance of a deed in lieu of foreclosure, or otherwise. Prior to actual entry and taking possession of the Mortgaged Property by Assignee, this Assignment shall not operate to place responsibility for the control, care, management, or repair of the Mortgaged Property upon Assignee or for the carrying out of any of the terms and provisions of any Lease. Should Assignee incur any liability by reason of actual entry and taking possession or for any other reason or occurrence or sustain loss or damage under any Lease or under or by reason of this Assignment or in the defense of any such claims or demands, Assignee shall within fifteen (15) days after demand therefor from Assignee, reimburse Assignee for the amount thereof, including interest at the rate provided in the Credit Agreement, or the highest rate permitted by law, whichever is lesser, together with all costs and expenses (including without limitation reasonable attorneys' fees, costs, expenses and charges), and may retain possession and collect the Rents and, from time to time, apply them in or toward satisfaction of or reimbursement for said loss or damage.

         8. Receiver. Without limiting any other provision of this Assignment,
            --------
upon the occurrence of an Event of Default, Assignee shall be entitled to the appointment of a receiver, supervisor, trustee, liquidator, conservator or other custodian (a "Receiver") of the Mortgaged Property, without notice to the
              --------
Assignor, to the fullest extent permitted by law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Secured Indebtedness or the solvency of the Assignor or any other obligor, and the Assignor hereby, to the fullest extent permitted by applicable law, irrevocably waives such necessity and consents to such appointment, without notice, said appointee to be vested with the fullest powers permitted under applicable law. Any funds received by Assignee or such Receiver hereunder, after payment of all proper costs and charges, shall be applied to the Secured Indebtedness in accordance with the provisions of the Credit Agreement and the Mortgage. Assignee shall be accountable to Assignor only for monies actually received by Assignee or such Receiver pursuant to this Assignment. The collection of said funds and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect any notice of default hereunder or under the Mortgage or invalidate any act done pursuant to such notice. Nothing contained herein shall operate or be construed to: (a) obligate Assignee, or a Receiver to perform any of the terms, covenants or conditions contained in the Leases or otherwise to impose any obligation upon Assignee or such Receiver with respect to the Leases; or (b) place upon Assignee or such Receiver any responsibility for the operation, control, care, management or repair of the Mortgaged Property.

         9. Lease Enforcement. Assignor at its expense will enforce all material
            -----------------
provisions of the Leases in accordance with their terms, except to the extent
(i) failure to enforce such material provisions would not materially reduce the economic benefits to be derived from Assignor under any such Lease or (ii) Assignee consents in writing, such consent not to be unreasonably withheld. Neither this Assignment nor any action or inaction on the part of Assignee shall release (i) any Lessee, (ii) any guarantor of any Lease or (iii) Assignor from any of their respective obligations under the Leases or constitute an assumption of any such obligation on the part of Assignee. No action or failure to act on the part of Assignor shall adversely affect or limit the rights of Assignee under this Assignment or, through this Assignment, under the Leases.

         10. Further Assurances. Assignor will, from time to time, upon request
             ------------------
of Assignee or a Receiver, execute all instruments and further assurances and all supplemental instruments and take all such action as Assignee from time to time may reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Assignee hereby.

         11. Assignor's Lease Covenants. Except as otherwise expressly set forth
             --------------------------
in the Credit Agreement (i) the Leases shall remain in full force and effect irrespective of any merger of the interest of the lessor and Lessees thereunder;
(ii) Assignor will perform all of its covenants and agreements as lessor under the Leases, and will not suffer or permit to occur any release of liability of any Lessee or the accrual of any right in any Lessee to withhold payment of Rents; (iii) Assignor will give prompt notice to Assignee of any notice of default, event of default, cancellation or surrender received from any Lessee or from any other person with respect to any Lease and furnish Assignee with complete copies of any said notice; (iv) Assignor shall not unilaterally or by agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any of the Leases; and (v) if requested by Assignee, Assignor will enforce the Leases and all remedies available to Assignor against the Lessees in case of default under any Lease by a Lessee. All rights, powers and privileges of Assignee herein set forth are coupled with an interest and are irrevocable. If the Leases shall be amended as permitted hereby, they shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

         12. Notices. Notices and other communications provided for herein shall
             -------
be in writing and shall be delivered or mailed (or if by facsimile communications equipment, delivered by such equipment) addressed, (a) if to the Assignee, to it at Agency Management, 1455 Market Street, 5th Floor, Mail Code:
CA5-701-05-19, San Francisco, California 94103, Attention: Mark Doherty, Facsimile No.: (415) 503-5137 with a copy to 101 North Tryon Street, 15th F loor, NC-001-15-04, Charlotte, North Carolina, Attn: Richard Wright, Facsimile
No.: (704) 409-0127, or (b) if to Assignor, to it at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642,

Attn: General Counsel, Facsimile No.: (502) 357-9001, with a courtesy copy to Barack, Ferrazzano, Kirschbaum, Perlman & Nagelberg LLC, 333 West Wacker Drive, Suite 2700, Chicago, Illinois, Attn: Howard J. Kirschbaum, Facsimile No.: (312) 984-3150, or (c) such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Any failure of any Person giving notice pursuant to this Section to provide a courtesy copy to a party as provided herein shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Assignment shall be deemed to have been given (x) on the date of receipt, when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, (y) when delivered, if delivered by hand or overnight courier service or (z) when receipt is acknowledged, if by facsimile communications equipment, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked written direction from such party. No notice to or demand on Assignor shall entitle Assignor to any other or further notice or demand in the same, similar or other circumstances.

         13. Governing Law: Severability.  THIS ASSIGNMENT SHALL BE GOVERNED BY
             ---------------------------
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE IN WHICH THE REAL PROPERTY IS LOCATED. WHENEVER POSSIBLE, EACH PROVISION OF THIS ASSIGNMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS ASSIGNMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINING PROVISIONS OF THIS ASSIGNMENT.

         14. Recording. Assignor shall pay all recording and filing fees in
             ---------
respect to this Assignment and any agreements, instruments and documents made pursuant to the terms hereof or ancillary hereto, as well as any and all taxes and fees which may be due and payable on the recording of this Assignment and any taxes and fees hereafter imposed on this Assignment. Should Assignor fail to pay the same, all such recording and filing fees and taxes may be paid by Assignee on behalf of Assignor and the amount thereof, together with interest at the applicable rate provided for in the Credit Agreement, shall be payable by Assignor to Assignee within fifteen (15) days after demand therefor from Assignee, or at the option of Assignee, Assignee may reimburse itself therefor out of the Rents collected by Assignee. Assignor agrees that any such charge shall not be deemed to be additional interest or a penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance; provided, however, that any sums collected by Assignee as liquidated damages, as aforesaid, which are held to be interest in excess of the maximum rate permitted by law, shall be deemed a payment in reduction of the principal sum then outstanding under the Credit Agreement and shall be so applied.

         15. Rights Cumulative; No Waiver. The rights and remedies herein
             ----------------------------
expressed to be vested in or conferred upon the Assignee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies set forth in the Credit Agreement, the Mortgage and other Fundamental Documents or conferred by any applicable law. The failure, at any one or more times, of the Assignee to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Assignment nor the rights of the Assignee hereunder, nor operate as a release from any personal liability of the Assignor under the Credit Agreement and/or the other Fundamental Documents, nor under any covenant or stipulation therein contained.

         16. Miscellaneous. The headings of the sections, paragraphs and
             -------------
subdivisions of this Assignment are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof. Whenever in this Assignment one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Assignment by or on behalf of Assignor or by or on behalf of Assignee shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other. No change, amendment, modification, abridgement, cancellation or discharge hereof or of any part hereof, shall be valid unless consented in writing by Assignee.

         17. Conflict.  In case of any conflict or inconsistency between any
             --------
provision of this Assignment and the Credit Agreement, the provisions of the Credit Agreement shall control.

                                            [Signature Page Follows]

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

                             VENTAS REALTY, LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By:   Ventas, Inc., a Delaware corporation,
                                   its general partner


                                   By:     /s/ John C. Thompson
                                        ---------------------------------------
                                        Name:  John C. Thompson
                                        Title: EVP


                             BANK OF AMERICA, N.A., a national banking association, as Administrative Agent

                                   By:     /s/ Kevin Wagley
                                        ----------------------------------------
                                        Name:  Kevin Wagley
                                        Title: Principal

         Done at New York, New York this 17th day of April, 2002.


In the Presence Of:        Ventas Realty, Limited Partnership, Mortgagor


Catherine M. Kanter          By: John C. Thompson
-------------------           -----------------------------------------
Witness                                      , duly authorized agent
                                -------------



STATE OF NEW YORK                       )
                                        )
                                        ) ss.:
COUNTY OF NEW YORK                      )



         At New York, New York on this 17th day of April, 2002, personally appeared before me John Thompson, EVP and duly authorized agent of the above named Mortgagor who executed the foregoing instrument before me and declared the same to be his/her free act and deed and the free act and deed of the above named Mortgagor.


                                    Margaret H. Pease
                                    --------------------------------------------
                                    Notary Public

                                    A Notary residing in NY County, NY


                                    [Notary Seal]

     Done at New York, New York this 17th day of April, 2002.


In the Presence Of:               Bank of America, N.A., as Administrative Agent


Catherine M. Kanter               By:   Kevin Wagley
--------------------                 -----------------------------------------
Witness                                             , duly authorized agent
                                       -------------




STATE OF NEW YORK                     )
                                      ) ss.:
COUNTY OF NEW YORK                    )



     At New York , New York on this 17th day of April, 2002, personally appeared before me Kevin Wagley, Principal and duly authorized agent of the above named Administrative Agent who executed the foregoing instrument before me and declared the same to be his/her free act and deed and the free act and deed of the above named Administrative Agent.


                                    Margaret H. Pease
                                    --------------------------------------------
                                    Notary Public

                                    A Notary residing in NY County, NY


Prepared By:

Edward S. Booher, Jr.
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina  28202-4003
(704) 331-1083